KCM Macro Trends Fund (the “Fund”)

Class R-1 Shares	KCMTX
Class R-2 Shares	KCMBX

(a series of Northern Lights Fund Trust)

Supplement dated March 6, 2017 (effective at the close of business) to the Prospectus and Statement of Additional Information dated August 29, 2016

Effective on or about April 7, 2017, any outstanding shares the Fund’s Class R-2 shares will be automatically exchanged for Class R-1 shares. The Fund’s Class R-2 shares will not be available for purchase after April 7, 2017.

Class R-1 shares charge lower Rule 12b-1 Distribution and Shareholder Services fees; therefore, the cost of a Class R-2 shareholder’s investment will decrease. Your exchange from Class R-1 shares to Class R-2 shares will have no federal income tax consequences. Please refer to the Fund’s Prospectus for general information regarding Class R-1 shares.

This Supplement, and the existing Prospectus dated August 29, 2016, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated August 29, 2016, have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-877-275-5599.